UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005

BIOLASE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

981 Calle Amanecer

San Clemente, California 92673

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 361-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On January 27, 2005, BIOLASE Technology, Inc. issued a press release updating guidance with respect to revenue for the fourth quarter and fiscal year ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or filing of BIOLASE Technology, Inc., except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit	Description
99.1	Press Release dated January 27, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 1, 2005	BIOLASE TECHNOLOGY, INC.

	By:	/s/ John Hohener
John Hohener
Chief Financial Officer

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EXHIBITS INDEX

Exhibit No.	Description
99.1	Press Release dated January 27, 2005.

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